COMMITMENTS	6 Months Ended
Jun. 30, 2021
Subclassifications of assets, liabilities and equities [abstract]
COMMITMENTS	COMMITMENTS
The Company’s commitments consist of the following:

	June 30, 2021	December 31, 2020
Purchase commitments	12,970	13,047
Guarantees, pledges and other collateral	7,917	8,632
Capital expenditure commitments	338	354
Other commitments	1,116	3,143
Total	22,341	25,176
Purchase commitments
Purchase commitments consist primarily of major agreements for procuring iron ore, coking coal, coke and hot metal. The Company also has a number of agreements for electricity, industrial and natural gas, scrap and freight. In addition to those purchase commitments disclosed above, the Company enters into purchasing contracts as part of its normal operations which have minimum volume requirements, but for which there are no take-or-pay or penalty clauses included in the contract. The Company does not believe these contracts have an adverse effect on its liquidity position.
Purchase commitments included commitments given to associates for 1,308 and 1,276 as of June 30, 2021 and December 31, 2020, respectively. Purchase commitments given to associates included 590 and 561 as of June 30, 2021 and December 31, 2020, respectively, related to the gas supply agreement signed in 2020 with Kryvyi Rih Industrial Gas. Purchase commitments included commitments given to joint ventures for 1,450 and 1,570 as of June 30, 2021 and December 31, 2020, respectively. Purchase commitments given to joint ventures included 674 and 737 related to Tameh and 563 and 604 related to Enerfos as of June 30, 2021 and December 31, 2020, respectively.
Guarantees, pledges and other collateral
Guarantees related to financial debt and credit lines given on behalf of third parties were 115 and 150 as of June 30, 2021 and December 31, 2020, respectively. Additionally, guarantees of 4,396 and 4,477 were given on behalf of joint ventures as of June 30, 2021 and December 31, 2020, respectively.
Guarantees given on behalf of joint ventures included 265 and 226 for the guarantees issued on behalf of Calvert, 344 and 347 for the guarantees issued on behalf of ArcelorMittal Tubular Products Al Jubail ("Al Jubail") and 263 and 242 in relation to outstanding lease liabilities for vessels operated by Global Chartering Ltd as of June 30, 2021 and December 31, 2020, respectively. Guarantees given on behalf of joint ventures also included 3,088 as of June 30, 2021 and December 31, 2020 corresponding to ArcelorMittal's 60% guarantee of the 5.146 billion ten-year term loan agreement entered into by the AMNS India joint venture with various Japanese banks on March 16, 2020.
As of June 30, 2021, pledges and other collateral mainly relate to (i) mortgages entered into by the Company’s operating subsidiaries and (ii) inventories and receivables pledged to secure the South African Rand revolving borrowing base finance facility for the amount drawn of 150 and ceded bank accounts to secure environmental obligations, true sale of receivables programs and the revolving borrowing base finance facility in South Africa of 78. Pledges of property, plant and equipment were 126 and 136 as of June 30, 2021 and December 31, 2020, respectively. Other sureties, first demand guarantees, letters of credit, pledges and other collateral included 348 and 407 commitments given on behalf of associates as of June 30, 2021 and December 31, 2020, respectively, and 343 and 173 commitments given on behalf of joint ventures as of June 30, 2021 and December 31, 2020, respectively. The increase in commitments given on behalf of joint ventures is mainly due to guarantees of 119 on behalf of Acciaierie d'Italia, which is accounted for as a joint venture since April 14, 2021 (see note 3).
As of December 31, 2020, other sureties, first demand guarantees, letters of credit, pledges and other collateral included 260 with respect to a pledged cash collateral provided by the Company until collection of the TSR receivables retained in ArcelorMittal USA after disposal. As of June 30, 2021, the cash collateral was released.
Capital expenditure commitments
Capital expenditure commitments mainly relate to commitments associated with investments in expansion and improvement projects by various subsidiaries.
In 2016, ArcelorMittal South Africa committed to an investment program in connection with the competition commission settlement. The remaining capital expenditure was 126 and 126 as of June 30, 2021 and December 31, 2020, respectively.
Capital expenditure commitments also included 176 and 196 as of June 30, 2021 and December 31, 2020, respectively, for the 1 billion investment program at the Company's Mexican operations, which is focused on building ArcelorMittal Mexico's downstream capabilities. The main investment will be the construction of a new hot strip mill with capacity of approximately 2.5 million tonnes per year.
Other commitments
Other commitments given comprise mainly commitments incurred for gas supply to electricity suppliers.
As of September 21, 2018 an Environmental Commitment Agreement ("ECA") has been executed between ArcelorMittal Brasil, local government and the Brazilian environment authorities. ArcelorMittal Brasil committed to carry out, over the next 5 years, a series of environmental operational and capital investments with the aim to reduce atmospheric emissions from the Company's Tubarão site. To comply with the ECA requirements, ArcelorMittal Brasil may need to acquire new equipment and change some of its current operating methods and processes. As of June 30, 2021, ArcelorMittal Brasil estimated the underlying costs to implement those investments at 108. The non-compliance with ECA would lead to fines amounting to a maximum of 20 and 19 as of June 30, 2021 and December 31, 2020, respectively.
The decrease in other commitments is mainly related to Acciaierie d'Italia, which, as of December 31, 2020, included capital expenditure commitments of 1,357 focused on blast furnaces, steel shops and finishing lines and 583 environmental capital expenditure commitments. As of June 30, 2021, the Company discontinued the recognition of such commitments following the loss of control of Acciaierie d'Italia as of April 14, 2021.
Commitments to sell
In addition to the commitments presented above, the Company has firm commitments to sell for which it also has firm commitments to purchase included in purchase commitments for 266 and 211 as of June 30, 2021 and December 31, 2020, respectively, and mainly related to natural gas and electricity.